UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2021
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware		000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street,	Suite 2800
Chicago,	Illinois		60661
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	NASDAQ	Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2021 Annual Meeting of Stockholders of LKQ Corporation was held on May 11, 2021. The final results on each of the matters submitted to a vote of the security holders were as follows:
1.The election of 11 directors to terms ending in 2022. The nominees for directors were elected based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Patrick Berard	262,438,148	4,148,042	111,546	11,601,850
Meg A. Divitto	266,186,782	408,793	102,161	11,601,850
Robert M. Hanser	266,107,372	479,149	111,215	11,601,850
Joseph M. Holsten	257,213,533	9,373,264	110,939	11,601,850
Blythe J. McGarvie	263,828,263	2,767,391	102,082	11,601,850
John W. Mendel	266,019,546	567,044	111,146	11,601,850
Jody G. Miller	264,366,414	2,228,135	103,187	11,601,850
Guhan Subramanian	256,814,768	9,770,979	111,989	11,601,850
Xavier Urbain	266,079,082	506,898	111,756	11,601,850
Jacob H. Welch	265,767,128	819,587	111,021	11,601,850
Dominick Zarcone	265,826,962	759,236	111,538	11,601,850
2.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2021. The appointment of Deloitte & Touche LLP was ratified pursuant to the following votes:

Votes For:	267,638,377
Votes Against:	10,385,953
Abstentions:	275,256
3.An advisory vote on the compensation of our named executive officers. The compensation of our named executive officers was approved pursuant to the following votes:

Votes For:	256,732,255
Votes Against:	9,745,989
Abstentions:	219,492
Broker Non-Votes:	11,601,850

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 13, 2021

LKQ CORPORATION

By:	/s/ Matthew J. McKay
Matthew J. McKay
Senior Vice President, General Counsel and Corporate Secretary